UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 5, 2008

BURGER KING HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32875	76-3095469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5505 Blue Lagoon Drive
Miami, Florida
(Address of principal executive offices)
33126
(Zip Code)

(305) 378-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 5, 2008, Burger King Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. (the “Underwriter”), and certain stockholders of the Company listed on Schedule 1 thereto (the “Selling Stockholders”), pursuant to which the Selling Stockholders will sell to the Underwriter 15,000,000 shares of the Company’s common stock, par value $.01 per share, at $27.41 per share. The Underwriter may offer the shares in transactions in the over-the-counter market or through negotiated transactions at market prices or at negotiated prices.

The shares are being sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-150648) (the “Registration Statement”) which became effective immediately upon filing with the Securities and Exchange Commission (“SEC”), and the Company’s prospectus, dated May 5, 2008, as supplemented by the Company’s prospectus supplement, dated May 5, 2008, as filed with the SEC. Pursuant to the Underwriting Agreement, the Company, its directors, certain officers and shareholders have agreed, subject to certain exceptions, not to sell, pledge or otherwise dispose of any shares, or enter into any similar transaction for a period of 90 days from May 5, 2008, except as otherwise permitted under the terms of the Underwriting Agreement, in the case of the Company, or the individual Lock-Up Agreements, in the case of the directors, certain officers and shareholders, without the prior written consent of Goldman, Sachs & Co. The Underwriting Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties.

The description of the Underwriting Agreement contained herein is qualified in its entirety by reference to the Underwriting Agreement filed herewith as Exhibit 1.1 to this Current Report on Form 8-K, incorporated by reference herein and incorporated by reference into the Registration Statement.

On May 6, 2008, the Company announced that the private equity funds controlled by TPG Capital, Bain Capital Partners and the Goldman Sachs Funds intended to offer 15 million shares of the Company’s common stock in an underwritten at-the-market offering. The Company will not sell any shares in the offering.

A press release relating to the proposed secondary offering is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit 1.1	Underwriting Agreement, dated May 5, 2008, among Burger King Holdings, Inc., Goldman, Sachs & Co. and the Selling Stockholders listed on Schedule 1.

Exhibit 99.1	Press Release.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURGER KING HOLDINGS, INC.
By:	/s/ Anne Chwat
Anne Chwat
General Counsel and Secretary

     Date: May 7, 2008

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